Exhibit 99.1

Artemis Strategic Investment Corporation Announces Contribution to Trust Account in Connection with Proposed Extension; Clarifies that Trust Account Will Not Be Decreased Due to Excise Tax

PHOENIX, AZ, June 20, 2023 — Artemis Strategic Investment Corporation (NASDAQ: ARTEU, ARTE, ARTEW) (the “Company”) announced today that it had filed a supplement (“Proxy Supplement”) to its definitive proxy statement dated June 9, 2023 (“Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders scheduled to be held on June 29, 2023 (the “Extension Meeting”), to consider and vote on, among other proposals, a proposal to extend the date by which the Company must consummate a business combination.

The Proxy Supplement discloses that, if the Company’s stockholders approve the proposed amendment to the Company’s third amended and restated certificate of incorporation to extend the time by which the Company has to complete a business combination, then Artemis Sponsor, LLC (“Sponsor”) or its affiliates or designees will deposit additional cash into the trust account established in connection with the Company’s initial public offering, as a loan (such deposit, the “Contribution”).

The Contribution terms are as follows: (i) on July 5, 2023, with respect to the initial proposed extension to October 4, 2023, Sponsor or its affiliates or designees will contribute an amount equal to the lesser of (x) $180,000 or (y) $0.105 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Company’s board of directors has determined to further extend the date by which the Company must consummate a business combination for an additional month, for each such additional month up to April 4, 2024, Sponsor or its affiliates or designees will contribute an amount equal to the lesser of (x) $60,000 or (y) $0.035 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $540,000 if all nine months of the extension are exercised. The Contribution is conditioned on stockholder approval of the extension amendment proposal and implementation of the extension.

Further, to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, the Company confirms that the funds placed in the trust account in connection with the Company’s initial public offering and any Contribution, as well as any interest earned thereon, will not be used to pay for any excise tax payable pursuant to the Inflation Reduction Act of 2022.

The Company’s stockholders of record as of May 31, 2023 will be asked to approve the extension and the other proposals submitted to the Company’s stockholders at the Extension Meeting, which will be held at 10:00 a.m., Eastern Time on June 29, 2023. The Extension Meeting will be held virtually at https://www.cstproxy.com/artemisstrategicinvestment/2023.

Stockholders who have not yet done so are encouraged to vote as soon as possible. If any such stockholders have questions or need assistance in connection with the Extension Meeting, please contact the Company’s proxy solicitor, Alliance Advisors, by calling 1-844-984-3717 (toll free) or emailing ARTE.info@allianceadvisors.com.

Stockholders may withdraw redemptions at any time prior to the June 27, 2023 redemption deadline and thereafter with the Company’s consent at any time until the vote is taken at the Extension Meeting. Stockholders may request to withdraw their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail:spacredemptions@continentalstock.com).

About Artemis Strategic Investment Corporation

The Company is a special purpose acquisition company formed in 2021 and listed on Nasdaq in September 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is focused on partnering with companies in the gaming, sports and entertainment sectors as well as the technology and services that are associated with these verticals. Its Class A common stock, units, and warrants trade on Nasdaq under the symbols "ARTE”, “ARTEU”, and “ARTEW”, respectively. The Company’s management team is led by Holly Gagnon, Philip Kaplan, Thomas Granite and Scott Shulak who each have decades of experience operating, advising and creating value for the owners and investors of leading businesses and entities.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information

The Company has filed the Proxy Statement with the SEC and, beginning on or about June 9, 2023, mailed the Proxy Statement and other relevant documents to its stockholders of record as of May 31, 2023. The Company’s stockholders and other interested persons are advised to read the Proxy Statement, Proxy Supplement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, Proxy Supplement, and other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Alliance Advisors at 1-844-984-3717 (toll free) or by email at ARTE.info@allianceadvisors.com.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Proxy Solicitor:

Alliance Advisors
Call toll free: 1-844-984-3717
Email: ARTE.info@allianceadvisors.com

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